UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023

Sight Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40587	80-0625749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4040 Campbell Avenue, Suite 100 Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 266-1144

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SGHT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Sight Sciences, Inc. (the “Company”) reaffirms its revenue guidance for the year ending December 31, 2023 of $89.0 million to $94.0 million, which represents growth of approximately 25% to 32% compared to the year ended December 31, 2022. The Company also reaffirms its expectation for average adjusted operating expense on a quarterly basis of approximately $30.5 million.

Item 8.01	Other Events.

On June 1, 2023, WPS Government Health Administrators (“WPS”), a Medicare Administrative Contractor (“MAC”), filed a proposed local coverage determination (“LCD”) on micro-invasive glaucoma surgery (“MIGS”) (DL39620). WPS administers Part B Medicare benefits in Kansas, Nebraska, Missouri, Iowa, Indiana, and Michigan. The proposed LCD identifies non-implantable MIGS procedures as investigational. If finalized, this determination would lead to non-implantable MIGS procedures being non-covered in these states for Medicare beneficiaries. The WPS-served states accounted for approximately 8% of the Company’s Surgical Glaucoma revenue in 2022.

The Company strongly disagrees with the proposed LCD’s characterization of the procedures involving the OMNI technology as investigational. Based on the Company’s preliminary review of the proposed LCD, the Company is concerned that the assessment process appears not to have taken into account meaningful and current clinical and real-world evidence illustrating the proven benefits of the OMNI® Surgical System. The Company believes the clinical evidence demonstrating the OMNI technology’s safety and efficacy, as well as OMNI’s broad Food and Drug Administration (“FDA”) clearance for lowering intraocular pressure in all adults with primary open-angle glaucoma, strongly support continued Medicare coverage in the WPS states.

WPS should develop coverage criteria based on existing clinical literature, proven clinical efficacy, and FDA clearance. To help inform WPS’ review, the Company plans to present peer-reviewed, published clinical evidence establishing that procedures involving the OMNI technology are reasonable and necessary based on Medicare coverage standards at the upcoming open WPS meeting on June 14, 2023 and in the comment period through July 15, 2023.

Previously in 2020, another MAC, Palmetto GBA (“Palmetto”), also proposed an LCD that outlined non-coverage of non-implantable MIGS. The ophthalmic community, comprising leading surgeons, medical societies, and patient advocacy groups, was successful in providing information that led to Palmetto withdrawing their proposed policy.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report on Form 8-K that are not statements of historical fact, including statements about our beliefs and estimates, are forward-looking statements and should be evaluated as such. Such statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe these forward-looking statements are based upon reasonable assumptions at the time they are made, we cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements, including the important factors discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These forward-looking statements include, but are not limited to, statements regarding estimates of our future revenue and operating expenses, the outcome of proposed LCDs on non-implantable MIGS procedures and related Medicare coverage, WPS’ MIGS assessment process, the Company’s plans to present WPS with evidence regarding MIGS procedures and the use of OMNI technology, and the strength of the Company’s business and products. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

*

The information in Item 7.01 and Item 8.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sight Sciences, Inc.

Date: June 2, 2023	By:	/s/ Paul Badawi
President and Chief Executive Officer